Exhibit 31.2

DIGIMARC CORPORATION

CERTIFICATION

I, Charles Beck, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Digimarc Corporation;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: March 26, 2025	By:	/S/ CHARLES BECK
CHARLES BECK
Chief Financial Officer